                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549





                                 FORM 8-K
                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

   Date of Report (Date of earliest event) January 6, 1999




                  ASSOCIATES FIRST CAPITAL CORPORATION
          (Exact name of registrant as specified in its charter)




            DELAWARE                              06-0876639
   (State or other jurisdiction                (I.R.S. Employer
     of incorporation)                       Identification Number)

                                  2-44197
                           (Commission File Number)


250 E. Carpenter Freeway, Irving, Texas                      75062-2729
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code (972) 652-4000

Item 2.  Acquisition or Disposition of Assets.

      On January 6, 1999, Associates First Capital Corporation (the "Registrant") announced it had completed its acquisition of the assets of and the assumption of the liabilities of Avco Financial Services, Inc. ("Avco")for $3.9 billion. The assumption of such liabilities include, among other things, the substitution of the Registrant as obligor of the debt issued by Avco and the substitution of the Registrant as guarantor of the debt issued by the foreign subsidiaries of Avco. The Registrant agreed in August 1998 to acquire Avco, a wholly owned subsidiary of Textron Inc. There is no material relationship between Textron Inc. and the Registrant or any of its affiliates, directors or officers.

      The Registrant financed the acquisition through working capital and the issuance of short and long term debt.

     Avco is a global, diversified financial services company with approximately $8.9 billion in assets, 8,000 employees, 1,265 branches and 2.5 million customers. As a result of this transaction, the Registrant has begun a comprehensive review of affected operations and will announce final plans for integrating the businesses later in the first quarter 1999. The review will focus on overlapping operations in the U.S. and 15 international countries served by both organizations.

      A copy of the news release dated January 6, 1999 issued by the Registrant is attached as Exhibit 20 and incorporated by reference herein.

      The Company desires to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 (the "1995 Act"). The 1995 Act provides a "safe harbor" for forward-looking statements to encourage companies to provide information without fear of litigation so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected. Although the Company does not anticipate that it will make forward-looking statements as a general policy, the Company will make forward-looking statements as required by law or regulation, and from time to time may make such statements with respect to management's estimation of the future operating results and business of the Company.

    The Company hereby incorporates into this report by reference to its Form 10-K for the year ended December 31, 1997 the cautionary statements found on pages 27-28 of such Form 10-K.

Item 7.  Financial Statements and Exhibits.

(a)  Financial Statements of Businesses acquired

     (1) This acquisition does not meet the threshold for financial statements of the businesses acquired pursuant to Regulation S-X.

(b) Pro forma financial information

     (1) This acquisition does not meet the threshold for pro forma financial information pursuant to Regulation S-X.

(c)  Exhibits.
      2 -  Asset Purchase Agreement among Textron Inc., Avco
           Financial Services Inc. and Associates First
           Capital Corporation, dated August 11, 1998.

      20 - News Release by Associates First Capital Corporation dated January 6, 1999




                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ASSOCIATES FIRST CAPITAL CORPORATION




                             By: /s/ Frederic C.  Liskow
                                  -------------------
                                  Frederic C.  Liskow
                                  Assistant Secretary

Date: January 6, 1999